PENSION AND OTHER POSTRETIREMENT BENEFITS (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 29, 2012
PENSION AND OTHER POSTRETIREMENT BENEFITS
Maximum age for which postretirement benefits are provided	Retired employees up to the age of 65
Minimum age for which supplemental Medicare benefits are provided	Retirees over the age of 65
Increase in the per capita cost of covered health care benefits (as a percent)	7.50%
Expected decrease in the per capita cost of covered health care benefits (as a percent)	5.00%
One-percentage-point change in assumed health care cost trend rates
Effect of one-percentage-point increase on total of service and interest cost components	$ 0.02
Effect of one-percentage-point decrease on total of service and interest cost components	(0.02)
Effect of one-percentage-point increase on postretirement benefit obligation	0.5
Effect of one-percentage-point decrease on postretirement benefit obligation	$ (0.4)